UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2007

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000

Registrant’s Telephone Number (Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     As previously announced in September 2006, the Board of Directors of The TJX Companies, Inc. elected Carol Meyrowitz as Chief Executive Officer of TJX, effective January 28, 2007. She will continue serving as President and a Director of TJX. Also as previously announced, Bernard Cammarata resigned as Acting Chief Executive Officer of TJX on January 27, 2007, and will continue serving as Chairman of the Board and a Director.
     Alexander W. Smith, Senior Executive Vice President, Group President, resigned on January 29, 2007.
     Gary L. Crittenden resigned as a Director on January 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial and Administrative Officer

Dated: January 29, 2007